Exhibit 99.1

RLF1 31971120v.1 IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE IN RE BLUEPRINT MEDICINES CORPORATION ) ) C.A. No. 2024-____-___ VERIFIED PETITION FOR RELIEF PURSUANT TO 8 DEL. C. § 205 Petitioner Blueprint Medicines Corporation (“Blueprint” or the “Company”), by and through its undersigned counsel, brings this petition pursuant to 8 Del. C. § 205, seeking to have this Court validate a corporate act as follows: NATURE OF THE ACTION 1. Blueprint held its 2024 Annual Meeting of Stockholders on June 12, 2024 (the “Annual Meeting”). The record date for the Annual Meeting was Friday, April 12, 2024 (the “Record Date”), which was 61 days before the Annual Meeting date. To comply with Section 213(a) of the Delaware General Corporation Law (“DGCL”), the record date should have been set no earlier than Saturday, April 13, 2024. 2. Through this petition, Blueprint seeks to validate the adoption of five proposals that received the required stockholder votes at the Annual Meeting: (i) the approval of the Blueprint Medicines Corporation 2024 Stock Incentive Plan (the “2024 Plan”); (ii) the election of Daniella Beckman, Habib Dable, and Lynn Seely, M.D. as Class III directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until their respective successors have been duly

2 elected and qualified; (iii) the non-binding advisory vote that future advisory votes on the compensation paid to its named executive officers would be held every year; (iv) the non-binding, advisory vote on the compensation paid to its named executive officers; and (v) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public account for the fiscal year ending December 31, 2024 ((i) through (v), collectively, the “Proposals”). 3. The stockholder vote on each of the Proposals suffers from the technical defect regarding the Record Date for the Annual Meeting, but in all other respects was a valid vote to approve the Proposals: • Blueprint has a stable stockholder base. The Record Date occurred at the close of business on Friday, April 12, 2024, and it could have been validly set for the next day. The likelihood that any shares traded between the close of trading Friday and the following day, a Saturday, is low if not nonexistent. The difference of one day in the Record Date would have had no effect on the outcome of the approval of the Proposals. • The stockholders overwhelmingly voted at the Annual Meeting to approve each of the Proposals. • The stockholder vote was fully informed. The proxy materials for the Annual Meeting included: detailed descriptions of each of the Proposals, the stockholders entitled to vote on the Proposals (which would have been the same stockholders entitled to vote on the 60th day prior to the Annual Meeting), and the vote required for the adoption of the Proposals. 4. Blueprint respectfully submits that Section 205 relief is warranted under the circumstances, just as this Court found it was warranted for two other

3 companies that recently filed substantially identical petitions involving actions taken at an annual meeting where the record date, although set beyond the 60-day outside date, occurred after the close of trading on a Friday. See In re Teleflex Incorporated, C.A. No. 2023-0810-SG (Del. Ch. Sept. 18, 2023) (ORDER); In re Limbach Holdings, Inc., C.A. No. 2023-0785-SG (Del. Ch. Sept. 18, 2023) (ORDER). Like the stockholders of those companies, Blueprint’s stockholders have already spoken overwhelmingly, and the defect relates to a technical violation of one day in the setting of the Record Date that, in light of the calendar, would not have affected the outcome of the vote. Without the remedy afforded under Section 205, the Company will be harmed from the failure to ratify the results of its Annual Meeting. Accordingly, the equities favor granting the requested relief. FACTUAL ALLEGATIONS I. BACKGROUND 5. Meeting Date, Notice Date and Record Date. Blueprint held its Annual Meeting on June 12, 2024. On April 25, 2024, the Company filed a Schedule 14A proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission, through which the Board of Directors of the Company (the “Board of Directors”) disclosed that only stockholders who held Blueprint shares as

4 of the close of business on Friday, April 12, 2024, would be entitled to notice of and to vote at the Annual Meeting. 1 6. Issues with the Record Date. Section 213(a) of the DGCL specifies that a record date cannot be earlier than the 60th day before a stockholders’ meeting. See 8 Del. C. § 213(a) (“In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall . . . not be more than 60 nor less than 10 days before the date of such meeting.”). Instead of fixing the Record Date as the close of business on Friday, April 12, 2024, it should have been set for no earlier than Saturday, April 13, 2024. This defect is the only failure of authorization (as that term is defined in Section 204(h)(2) of the DGCL and used for purposes of Section 205 of the DGCL) for the actions Blueprint seeks to validate. 7. Shares Outstanding and Attendance at the Annual Meeting. As of the Record Date, there were 62,814,862 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of 60,341,342 of those shares (approximately 96%), including broker nonvotes, attended the Annual Meeting in person or by proxy and constituted a quorum. 8. Proposals Submitted for Stockholder Approval. The Proposals submitted for stockholder approval at the Annual Meeting were: 1 A true and correct copy of the Proxy is attached herewith as Exhibit A.

5 • The approval of the 2024 Plan; • The election of Daniella Beckman, Habib Dable, and Lynn Seely, M.D. as Class III directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified; • The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public account for the fiscal year ending December 31, 2024; and • Two non-binding, advisory proposals regarding (1) the compensation paid to its named executive officers; and (2) the determination that future advisory votes on the compensation paid to its named executive officers would be held every year. 9. Stockholder Vote. The stockholders voted overwhelmingly in favor of the Proposals: Proposal Voted On Percentage of Votes Cast in Favor (based on votes cast) Election of Directors Daniella Beckman 92% Habib Dable 69% Lynn Seely, M.D. 73% 2024 Plan 71.2% Appointment of Ernst and Young LLP 99% Frequency of voting on executive compensation 1-year 98% 2-year .009% 3-year 1% Executive compensation 97% See Ex. B.

6 10. Stockholder Base. Blueprint has a stable stockholder base with relatively few shares of stock traded each day. Its average daily trading volume between January 1, 2024 and June 30, 2024 was just 716,527, representing approximately 1% of the common stock outstanding.2 Based on publicly available information, the trading volume for April 15 (i.e., the next trading day after April 12 and within 60 days of the Annual Meeting date) was 506,386 shares. This is approximately 0.8% of the stock outstanding as of April 15. If an additional 506,386 shares were changed from “for” votes to “against” votes, the Proposals still would have been adopted. 3 The defect in setting the Record Date for Friday, April 12 instead of Saturday, April 13 (or immediately prior to the opening of the market on Monday, April 15) did not affect the stockholder vote at the Annual Meeting. 11. The Taylor Action. On November 22, 2024, a purported stockholder of Blueprint filed the action captioned Taylor v. Haviland, et al., C.A. No. 2024-1203- JTL (the “Taylor Action”) and asked the Court to invalidate the actions taken at the 2https://finance.yahoo.com/quote/BPMC/history/?period1=1704067200&period2= 1719705600. 3 For the 2024 Plan, the difference between the 41,494,784 “for” votes actually cast and 506,386 is 40,988,398. Dividing that amount by the 60,341,342 shares deemed present and entitled to vote on the 2024 Plan means that 67.9% would still have approved the 2024 Plan. For the director election, 88.6% would still have voted “for” Daniella Beckman, 66.7% would still have voted “for” Habib Dable, and 69.9% would still have voted “for” Lynn Seely, M.D.

7 Annual Meeting, including the adoption of the 2024 Plan and the election of the directors, due to the Record Date falling 61 days before the Annual Meeting. In the complaint, the stockholder in the Taylor Action alleges that certain non-employee director grants made on June 12, 2024, were invalidly granted under the 2024 Plan. In fact, the June 12 equity grants were made under Blueprint’s 2015 Stock Option and Inventive Plan (the “2015 Plan”), not the 2024 Plan. 12. Mitigating Adverse Consequences. Since becoming aware of the Record Date issue by the filing of the Taylor action, Blueprint has taken, and will continue to take, action to minimize any adverse effects relating to the issue. Until the Record Date issue is resolved, Blueprint will not make equity grants under the 2024 Plan. II. THE COURT’S AUTHORITY UNDER SECTION 205(a) 13. Under Section 205(a)(3), this Court may “[d]etermine the validity and effectiveness of any defective corporate act not ratified . . . pursuant to § 204” and, under Section 205(a)(4), this Court may “[d]etermine the validity of any corporate act or transaction and any stock, rights or options to acquire stock.” 8 Del. C. § 205(a)(3), (4). 14. A “defective corporate act” is defined, in pertinent part, as “any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the

8 power of a corporation . . . but is void or voidable due to a failure of authorization.” 8 Del. C. § 204(h)(1). 15. A “failure of authorization” is defined, in pertinent part, as “the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable.” 8 Del. C. § 204(h)(2). 16. Section 205(d) of the DGCL sets forth the following factors that the Court may consider when determining whether to declare corporate acts valid and effective: (1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation; (2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid; (3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated; (4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

9 (5) Any other factors or considerations the Court deems just and equitable. 8 Del. C. § 205. Each factor supports validation. A. Good-Faith Belief 17. The Board of Directors fixed a Record Date selected with input from Blueprint’s management, including its legal team. In-house and outside counsel reviewed the Proxy Statement for compliance with applicable law and inadvertently overlooked that there was one extra calendar day between the meeting date and the Record Date than is permitted by the DGCL. Blueprint did not learn about the Record Date issue until November 22, 2024, when the Taylor Action was filed. If approved, the relief sought in this petition will moot the claims in the pending Taylor Action. B. Blueprint and its Stockholders Treated and Relied Upon the Record Date as Valid 18. Blueprint treated the Record Date as valid when it expended the time and cost to prepare and file the Proxy Statement for the Annual Meeting, to conduct its solicitation of proxies for the Annual Meeting, and to convene the Annual Meeting for the purpose of submitting the Proposals to a vote of its stockholders. The stockholders as of the close of business on April 12, 2024, also relied on that Record Date when reviewing the Proxy Statement and submitting their proxies or casting their ballots on the Proposals submitted at the Annual Meeting.

10 C. No Harm Arising from Ratification and Validation 19. No rights of third parties will be affected by the Record Date issue and no harm will result from validation. The same stockholders that would have been entitled to vote at the 2024 Annual Meeting if the Record Date had been set on the 60th day before the meeting are the stockholders who were entitled to vote at, and who in fact exercised their right to vote at, the 2024 Annual Meeting. 20. There are negative consequences for Blueprint, its stockholders, and its directors, officers, and employees if the actions are not validated. 21. If the actions taken at the Annual Meeting are not validated, the fully informed stockholder vote taken at the Annual Meeting will be nullified, thereby disenfranchising those stockholders who were in the best position at the time to evaluate the merits of the Proposals. 22. Blueprint would need to either incur the substantial costs of calling a special meeting of stockholders to seek ratification or wait to seek a stockholder vote at its 2025 annual meeting. In either case, the delay would create a longer period of uncertainty regarding, among other things, the equity grants that Blueprint has already made to employees under the 2024 Plan and would operate to disenfranchise the stockholders who submitted proxies at the 2024 Annual Meeting, with a substantial majority of the votes cast in favor of the 2024 Plan.

11 23. In addition, as noted above, Blueprint will not make additional grants under the 2024 Plan until the Record Date defect has been resolved. This is especially harmful because the termination of Blueprint’s 2015 Plan and its 2020 Inducement Plan were tied to the approval of the 2024 Plan. Blueprint’s ability to attract, motivate, and retain highly qualified talent therefore would be materially curtailed if the 2024 Plan is not validated. Absent relief from this Court, Blueprint will not administer new hire grants or make promotion, incentive, or retention awards in the ordinary course, resulting in disruption to its operations. D. Relying on Section 204 is Not Required or Warranted 24. The Court’s orders in both In re Teleflex Incorporated, C.A. No. 2023- 0810-SG (Del. Ch. Sept. 18, 2023) (ORDER) and In re Limbach Holdings, Inc., C.A. No. 2023-0785-SG (Del. Ch. Sept. 18, 2023) (ORDER) are directly on point. In both cases, the Court validated actions taken at an annual meeting even though the record date was set beyond the 60-day outside date and, as was the case here, occurred after the close of trading on a Friday. Teleflex and Limbach demonstrated that a new record date would not have changed the outcome of the vote because there would have been no change in the identity of the stockholders entitled to vote as of the record date fixed, given that a statutorily-compliant record date would have occurred on a weekend and no transfer in record ownership would have been recorded on those dates. See also Devon Energy, C.A. No. 2021-0143-SG (Del. Ch. Mar. 17,

12 2021) (ORDER) (validating actions taken at a special meeting even though notice was not timely mailed to certain stockholders because the petitioner demonstrated that the outcome of the vote would not have been affected). 25. Blueprint is mindful of other precedents encouraging corporations to rely on Section 204 when possible. But the circumstances in those precedents were different than in Teleflex, Limbach, and here. 26. This Court has denied Section 205 petitions where an act that required a specified vote of stockholders was not achieved. In those instances, the use of Section 204 helped to ensure that stockholders were not denied the opportunity, after full disclosure, to exercise their statutory voting rights. The Court also has denied Section 205 relief where a stockholder vote was obtained on the basis of inaccurate disclosure that undermined the integrity of the vote. In In re 1847 Goedeker Inc., C.A. No. 2022-0219-SG (Del. Ch. May 27, 2022) (TRANSCRIPT), for example, a corporation solicited approval of charter amendments and incorrectly informed beneficial owners that brokers would not be entitled to vote on the amendments absent instructions from the beneficial owners, with the result that beneficial owners were led to believe that failing to provide instructions to their brokers would have the effect of a vote against the proposed amendments. Despite disclosing that brokers would not be entitled to vote such uninstructed shares, the petitioner counted the votes that the brokers, without instruction, cast on the adoption of the amendments.

13 As the proposal to adopt the proposed charter amendments would not have been adopted but for such broker votes, the Court denied the petitioner’s request for relief under Section 205. 27. Here, neither the plaintiff in the Taylor action nor any other stockholder has alleged that the vote at the Annual Meeting was less than fully informed, or that inaccurate disclosure undermined the integrity of the vote, or that any of the Proposals received less than the requisite stockholder vote. Blueprint’s stockholders, being those who would have been entitled to vote at the Annual Meeting had Blueprint fixed the Record Date as Saturday, April 13, 2024, have already voted in favor of the Proposals, after full disclosure. Recourse to Section 204 in this instance would disenfranchise those stockholders. The stockholders who believed they were entitled to act at the Annual Meeting, and who were given the opportunity to submit their proxies and cast their ballots, and who were acting on full information at the time of the vote, would be denied their vote. 28. A 61-day period between a record date and meeting date does not offend public policy. A corporation is expressly permitted by Section 213 to convene a meeting on the 60th day after a record date and is then expressly permitted by Section 222 to adjourn the meeting for an additional 30 days before taking a stockholder vote without changing the record date or sending a new notice of the meeting, so long as it announces the date, time, and place of the adjourned meeting

14 at the time of adjournment. 8 Del. C. § 222(c) (“Unless the bylaws otherwise require, when a meeting is adjourned to another time or place . . . notice need not be given of the adjourned meeting if the time, place, if any, thereof . . . are (i) announced at the meeting at which the adjournment is taken . . . . At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.”). A new record date is not required for the adjourned meeting. 8 Del. C. § 213(a) (“A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date. . . .”). The DGCL therefore contemplates at least a 90-day period between a record date and taking a vote—and, subject to equitable principles, much longer if successive adjournments are taken. The 61-day record date may not have technically complied with the DGCL, but the Record Date was not per se stale. 29. The trading volumes reveal that Blueprint’s stockholder base does not change significantly from day-to-day. There is no reason to believe that a Saturday, April 13 Record Date in lieu of a Friday, April 12 Record Date would have changed the outcome of the stockholder vote. Indeed, because by statute the Record Date was set at close of business on Friday, April 12, and the stockholders could not have traded on Saturday, April 13, the stockholder base would have been exactly the same on either date, just as in In re Teleflex Incorporated, C.A. No. 2023-0810-SG (Del.

15 Ch. Sept. 18, 2023) (ORDER) and In re Limbach Holdings, Inc., C.A. No. 2023- 0785-SG (Del. Ch. Sept. 18, 2023) (ORDER). 30. For all these reasons, Blueprint seeks relief pursuant to Section 205 rather than Section 204. COUNT ONE (Validation of Corporate Act Under 8 Del. C. § 205) 31. Blueprint repeats and reiterates the allegations above as if fully set forth herein. 32. Because of the Record Date defect, there is uncertainty as to the validity of the Proposals, each of which is a potentially defective corporate act. 33. This Court has the authority under Section 205(a)(3) to determine the validity and effectiveness of any defective corporate act not ratified pursuant to Section 204 of the DGCL and under Section 205(b)(2) of the DGCL to validate and declare effective any defective corporate act. 34. Blueprint effected the actions for which it seeks validation with a good-faith belief they were validly approved by the stockholders. 35. Blueprint and its stockholders treated, and relied upon, as valid the Record Date that has resulted in the issues with the validity of the actions taken at the Annual Meeting. 36. No persons would be harmed by the validation requested here.

16 37. Absent relief from the Court, Blueprint, its stockholders, and its directors, officers, and employees will be harmed. 38. Blueprint has no adequate remedy at law. PRAYER FOR RELIEF WHEREFORE, Blueprint respectfully requests that this Court enter a proposed Final Order Granting Relief Under 8 Del. C. § 205 in the form attached hereto: A. Validating that the Annual Meeting was held; B. Validating and declaring effective, retroactive to the date of the Annual Meeting, all of the Proposals, in each case to the extent that those actions are ineffective as a result of the Record Date fixed for the Annual Meeting; and C. Granting such other and further relief as this Court deems proper.

17 OF COUNSEL: Adam Slutsky GOODWIN PROCTER LLP 100 Northern Avenue Boston, Massachusetts 02210 (617) 570-1000 Dated: December 2, 2024 /s/ Rudolf Koch Rudolf Koch (#4947) Kevin M. Gallagher (#5337) Elizabeth J. Freud (#6803) RICHARDS, LAYTON & FINGER, P.A. 920 North King Street Wilmington, Delaware 19801 (302) 651-7700 koch@rlf.com gallagher@rlf.com freud@rlf.com Attorneys for Petitioner Blueprint Medicines Corporation